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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2008

                              LIBERTY BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

      Missouri                         0-51992               20-4447023
      --------                        ---------              ----------
(State or other Jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File Number)           Identification No.)

                   16 West Franklin Street, Liberty, Missouri
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (816) 781-4822
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.
            ------------

      On March 7, 2008, Liberty Bancorp, Inc. (the "Company") announced that its wholly owned subsidiary, BankLiberty, entered into an agreement to acquire substantially all of the banking operations of Farley State Bank, a Missouri bank with its main office located in Parkville, Missouri. The press release issued in connection with the announcement is filed as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number         Description
            ------         -----------

            99.1           Press Release Dated  March 7, 2008


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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 13, 2008               By: /s/ Brent M. Giles
                                        -------------------------------------
                                        Brent M. Giles
                                        President and Chief Executive Officer